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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                _______________

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                                ________________

        Date of Report (Date of Earliest Event Reported):  June 27, 1997

                      PANHANDLE EASTERN PIPE LINE COMPANY
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)
                                     1-2921
                            (Commission File Number)
                                   44-0382470
                    (I.R.S. Employer Identification Number)

                             5400 Westheimer Court
                                 P.O. Box 1642
                           Houston, Texas  77251-1642
          (Address, including zip code, of principal executive office)

                               _________________


              Registrant's telephone number, including area code:

                                 (713) 627-5400
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Item 1.  Changes in Control of Registrant.

         On June 18, 1997, PanEnergy Corp ("PanEnergy"), the parent entity of the registrant, Panhandle Eastern Pipe Line Company (the "Company"), announced that it had consummated the transaction pursuant to the definitive Agreement and Plan of Merger among PanEnergy, Duke Transaction Corporation and Duke Power Company ("Duke Power"), dated as of November 24, 1996, as amended and restated as of March 10, 1997 (the "Merger Agreement"). Under the terms of the Merger Agreement, each share of PanEnergy common stock has been converted into 1.0444 shares of the merged company, Duke Energy Corporation ("Duke Energy"), which has become the ultimate parent entity of the Company.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        PANHANDLE EASTERN PIPE LINE COMPANY

                                            /S/ Robert W. Reed
                                        By:_____________________________________
                                            Robert W. Reed
                                            Corporate Secretary





Date:  June 27, 1997





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